                                                              FILE NO. 333-13649
                                                                  RULE 424(B)(3)

                             PROSPECTUS SUPPLEMENT
                     (TO PROSPECTUS DATED JANUARY 6, 1997)
                (TO PROSPECTUS SUPPLEMENT DATED JANUARY 6, 1997)

                                     PROSPECTUS NUMBER: 1503
                                     DATED: APRIL 30, 1997 (REVISED)


                           MERRILL LYNCH & CO., INC.
                          MEDIUM-TERM NOTES, SERIES B
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                              FLOATING RATE NOTES



BASE RATE:                LIBOR


INDEX MATURITY:           Three Months


TRADE DATE:               April 30, 1997


SETTLEMENT DATE:          May 7, 1997


MATURITY DATE:            May 8, 2001


REDEMPTION DATE:          N/A


OPTIONAL REPAYMENT DATES: N/A


SPREAD:                   0.110%
                          (Plus eleven bps)


SPREAD MULTIPLIER:        N/A


MAXIMUM INTEREST RATE:    N/A


MINIMUM INTEREST RATE:    N/A


INTEREST RESET DATES:     Quarterly, using two business days prior.


INTEREST PAYMENT DATES:   The seventh of February, May, August, and November, commencing August 7,
                          1997, through the Maturity Date; subject to modified following business day convention. (Long last coupon)


INITIAL INTEREST RATE:    5.93031%


FORM:                     Book-entry

